SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   F 0 R M 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 1, 1998


                    COLUMBUS McKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                            New York
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                 (State or other jurisdiction of incorporation)



        0-27618                                          16-0547600
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(Commission File Number)                       (IRS Employer Identification No.)



140 John James Audubon Parkway, Amherst, New York                     14228-1197
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    (Address of principal executive offices)                          (Zip Code)




Registrant's telephone number including area code:  (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

     On October 1, 1998, the Board of Directors of Columbus McKinnon Corporation, a New York corporation, (the "Company") approved the adoption of the First Amendment and Restatement of the Rights Agreement (the "First Amendment") between the Company and American Stock Transfer and Trust Company, as Rights Agent. The First Amendment sets forth the terms and provisions of the rights (the "Rights") of the Company's shareholders to purchase from the Company a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), at a Purchase Price of $80.00 per unit of one one-hundredth of a share, subject to adjustment. The Company declared a dividend of one Right for each outstanding share of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to shareholders of record at the close of business on November 3, 1997.

     The First Amendment increases the Common Stock ownership threshhold necessary to constitute a Distribution Date or a Triggering Event (each as defined in the First Amendment) from 15% to 20%. In addition, the First Amendment eliminates the "Continuing Director" provisions, whereby only members of the Board of Directors of the Company who were members of the Board prior to the date of the Rights Agreement between the Company and the Rights Agent dated as of October 25, 1997 ("Continuing Directors"), and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, were authorized to (i) redeem the Rights or (ii) cause the occurrence of a Triggering Event by declaring a person or entity to be an "adverse party".

     The First Amendment is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the First Amendment and the Rights does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.  EXHIBITS


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

     4 First Amendment and Restatement of Rights Agreement, dated as of October 1, 1998, between Columbus McKinnon Corporation and American Stock Transfer & Trust Company, as Rights Agent

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       COLUMBUS McKINNON CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name: Robert L. Montgomery, Jr.
                                       Title: Executive Vice President


Dated:  October 29, 1998

                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

     4 First Amendment and Restatement of Rights Agreement, dated as of October 1, 1998, between Columbus McKinnon Corporation and American Stock Transfer & Trust Company, as Rights Agent